GOLDMAN SACHS TRUST

Goldman Sachs Short Duration and Government Fixed Income Funds

Class A, Class B, Institutional, Administrative and Class IR Shares of the

Goldman Sachs Enhanced Income Fund (the “Fund”)

Supplement dated December 19, 2013 to the

Prospectus dated July 29, 2013 (the “Prospectus”)

At a meeting held on December 19, 2013, the Board of Trustees of Goldman Sachs Trust authorized the Fund to invest in securities rated BBB by a nationally recognized statistical rating organization at the time of purchase, or, if unrated, determined by Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) to be of comparable credit quality. Accordingly, effective immediately, the Fund’s Prospectus is hereby revised as follows:

The first sentence of the second paragraph under the “Goldman Sachs Enhanced Income Fund—Summary—Principal Strategy” section of the Prospectus is replaced in its entirety with the following:

The Fund’s investments must be rated at least BBB by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase, or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality.

The first sentence of the second paragraph under the “Investment Management Approach—Principal Investment Strategies—Enhanced Income Fund” section of the Prospectus is replaced with the following:

The Fund’s investments must be rated at least BBB by an NRSRO at the time of purchase, or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality.

This Supplement should be retained with your Prospectus for future reference.

SDFIEIFSTK 12-13